Exhibit 10.1
Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Asterisks denote omissions.
Addendum and Amendment
to
Optical Components Supply Agreement
This Addendum, including attached exhibits, (the “Agreement”) dated the 13th day of January, 2006, (the “Effective Date”) is made between Nortel Networks Limited, a Canadian corporation with offices located at 8200 Dixie Road, Suite 100, Brampton, Ontario L6T 5P6 (“NNL”) and Bookham Technology plc a company incorporated under the laws of England and Wales with office located at Towcester, Northamptonshire, NN12 8EQ, United Kingdom ( “Supplier” and, together with NNL, the “Parties”);
WHEREAS:
1.	NNL and Supplier entered into an Optical Components Supply Agreement effective November 8, 2002 (the “Supply Agreement”);

2.	NNL and Supplier entered into an Addendum to the Supply Agreement effective February 7, 2005 (the “February 2005 Addendum”);

3.	NNL and Supplier entered into an Addendum to the Supply Agreement effective April 1st, 2005 (the “April 2005 Addendum”);

4.	As part of a larger transaction involving additional parties in which, among other things, the Supplier will pay down the Series A-2 Senior Secured Note and a third party will purchase from Nortel the Series B-1 Senior Secured Note (the “Note Restructuring”)

5.	Also as part of the Note Restructuring, the parties have agreed that Nortel will release all security interests it or its affiliates may have in the property of Bookham, Inc. or its subsidiaries. This includes the release of all security interests under the Security Agreements but does not cause any change to the product license and intellectual property escrow arrangement as described in Exhibit D — “Grant of License” of the February 2005 Addendum and the respective Escrow Agreement other than to modify the “Term” of each.

6.	As part of the Note Restructuring the Parties have agreed to enter into this Agreement to supplement its commercial supply relationship and to amend the April 2005 Addendum, the February 2005 Addendum and the Supply Agreement as follows;

NOW, THEREFORE, in consideration of the premises and promises set forth herein, and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties agree as follows:
1.	Definitions and Interpretation

1.1	Definitions. Except as otherwise defined herein, the defined terms used in this Agreement will be as defined in the Supply Agreement.
1.1.1	“Products” have the meaning provided in the Supply Agreement.

1.1.2	“Term” means the time period beginning January 1, 2006 and ending on December 31, 2006.

1.1.3	“Extended Term” means the time period beginning April 1, 2006 and ending on December 31, 2006.

1.1.4	“Event of Expiration” means the occurrence of any of the following without the requirement for further notice or action: (i) Supplier’s intentional cessation of shipment of Product to NNL against an agreed delivery schedule without prior written approval by an authorized representative of NNL; (ii) Supplier’s failure to deliver Products pursuant to the requirements of Section 8 of the Supply Agreement to the extent that the same would entitle NNL to cancel all or part of an order, provided that NNL has provided Supplier written notice of such default; (iii) Supplier’s breach of or default under any one of its material obligations under the Supply Agreement which continues for more than [**]; or (iv) any other default by Supplier which would entitle NNL to terminate the Supply Agreement pursuant to Section 25.2 of that agreement.
2.	Status of Prior Agreements

2.1	This Agreement amends and supplements the Supply Agreement, the February 2005 Addendum and the April 2005 Addendum. To the extent there is a conflict between these agreements this Agreement shall govern.

2.2	Unless modified by this Agreement or other agreements executed as part of the Note Restructuring the April 2005 Addendum and the February 2005 Addendum shall remain unchanged.

3.	Purchase Commitment

3.1	During the Term NNL shall purchase US $72Million of Product as described on Exhibit B from Supplier (the “Purchase Commitment”)

3.2	NNL will, or will instruct its contract manufacturer to, issue non-cancelable Purchase Orders no later than January 31st 2006 for all products Nortel estimates it will require for the first six (6)

months of its twelve (12) month forecast current at January 11, 2006 (the Commitment Purchase Orders).
3.3	The foregoing will not prevent NNL from issuing additional Purchase Orders in NNL’s discretion.

3.4	The Product mix to be delivered by Supplier pursuant to the Purchase Commitment and the Commitment Purchase Orders will be mutually agreed on a quarterly basis by NNL and Supplier and revised by mutual agreement on a monthly basis by NNL and Supplier.

3.5	Attached as Exhibit A is NNL’s 2006 12 month forecast of Product delivery requirements which identifies Product mix on a product family basis. This forecast will be used by NNL and Supplier as the basis to determine the mutually agreed mix as provided in Section 3.4. NNL will purchase an aggregate value of Product during the 3rd and 4th Quarters of 2006 in accordance with its twelve (12) month forecast current at January 11, 2006 for those quarters plus or minus [**]% of the aggregate value in such quarter. For clarity, any fluctuation in the 3rd and 4th Quarters will not affect the annualized Purchase Commitment.

3.6	Upon the occurrence of an Event of Expiration, that portion of the Commitment Purchase Orders related to the affected quantity of Products will automatically expire and the Purchase Commitment will be reduced accordingly.

3.7	The Commitment Purchase Orders shall not be subject to the purchase order adjustment, cancellation, rescheduling or termination provisions of the Supply Agreement.

4.	Payment

4.1	The payment terms of the April 2005 Addendum shall not apply to the sale of Products during the Extended Term as described by this Agreement. Payment terms will be net [**] for Product delivered during the Extended Term.

5.	Pricing

5.1	The prices for Products during the Extended Term are described on Exhibit B.

5.2	During the Extended Term, the prices provided for in this Section 5 shall not be subject to the pricing adjustment provisions or other pricing restrictions or parameters set forth in the Supply Agreement.

5.3	At the end of the Term, prices for Products will be subject to the normal review process of NNL and Supplier.

6.	Amendment

6.1	The Parties agree as follows:
(a)	Sections 1.1.7 “First Trigger”, 1.1.11 “Second Trigger”, 1.1.12 “Series A-2 Note”, 1.1.13 “Series B-1 Note”, 4.0, 4.1, 7.0 and 7.1 of the February 2005 Addendum are deleted and of no further force or effect.

(b)	Section 2.1 of Exhibit D of the February 2005 Addendum is hereby deleted and replaced with the following:
“In the event Supplier, to a material degree, is unable to manufacture or supply Critical Products, in accordance with the terms of this Agreement or the Supply Agreement, for a continuous period of not less than [**] except for the eAPBE Products which shall become subject to this requirement only when it achieves ‘General Availability’ status (the “Supply Failure”) or in the event Supplier is the subject of a petition or assignment in bankruptcy, or files a notice of intention to make a proposal, under applicable bankruptcy laws or other similar laws (including laws related to corporate restructuring or reorganization); or Supplier is subject to the appointment of a trustee, custodian, receiver, or receiver-manager of itself or of any substantial part of its assets; or Supplier makes an assignment, or enters into an arrangement with or for the general benefit of its creditor (the “Insolvency Trigger’) then the license in Section 1 will become exercisable BUT shall only apply to the Critical IP. For clarity, in the event the license is exercisable due to the Supply Failure the license will only be exercisable for the specific Critical Product(s) which are the cause or subject of the Supply Failure.”
(c)	Section 3.1 of Exhibit D of the February 2005 Addendum is hereby deleted and replaced with the following:
In the event of the Insolvency Trigger, then the license in Section 1 will become exercisable BUT shall only apply to Sole Sourced Products, but excluding LTB Products unless deemed to be a Critical Product.
(d)	Section 3.4 of Exhibit D of the February 2005 Addendum is hereby deleted and replaced with the following:
Prior to the Insolvency Trigger, Supplier shall collect and deposit into an escrow, maintained by a mutually agreeable escrow agent on mutually agreeable terms, the copies of all documents relating to the Product Technical Information and Process Technical Information SOLELY as it relates to the Sole Sourced Products (“Sole Source IP”). These documents would be released to Nortel upon the Insolvency Trigger.
(e)	In Section 2.4 of Exhibit D of the February 2005 Addendum, the reference to the “First Trigger” is hereby deleted.

(f)	Subsection (ii) of Section 5.1 of Exhibit D is hereby deleted.

(g)	Section 6.1 of Exhibit D of the February 2005 Addendum is hereby deleted and replaced with the following:

“The terms of this Exhibit D “Grant of License” and the rights granted herein shall terminate on December 31, 2006 unless the license in Section 1 becomes exercisable during such period. Should the license in Section 1 become exercisable the license shall continue until such time as the license may terminate in accordance with Section 5.”
(h)	Exhibit G “Note Prepayment Events” of the February 2005 Addendum is hereby deleted.

(i)	Sections 2.3 and 3.5 of the April 2005 Addendum are deleted and of no further force or effect.

(j)	The definition of “Event of Default” in the April 2005 Addendum is hereby deleted in its entirety.

(k)	The definition of “Expiration Event” in the April 2005 Addendum is hereby deleted.

(l)	The definition of “Term” in the April 2005 Addendum is hereby deleted and replaced with the following:

“Term” means the time period beginning April 1, 2005 and ending on March 31, 2006.

(m)	Section 6 “Dispute Resolution” of the April 2005 Addendum is incorporated herein and will apply during the Extended Term.
7.	Additional Provisions

7.1	Notwithstanding any other provision of the supply agreement, Nortel may assign or subcontract its rights or obligations under this Agreement to a Subsidiary without Supplier’s consent or to a person or entity to which Nortel has seceded all or substantially all of its business and assets to which this Agreement relates.

7.2	The Supply Agreement, to the extent not inconsistent with the terms and conditions of this Agreement and any definitive documentation evidencing the transactions contemplated in the February 2005 Addendum and the April 2005 Addendum, will govern purchase orders and the following provisions will have no force or effect as of the Effective Date (i) any click-wrap or shrink-wrap terms and conditions (or any terms and conditions referenced within any click-wrap or shrink-wrap terms), or (ii) any purchase order or standard acknowledgement form terms and conditions.

8.	General

8.1	This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. A faxed signature shall have the same legally binding effect as an original signature.

8.2	The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning of this Agreement.

8.3	If any provision of this Agreement is determined to be legally unenforceable or invalid, the remaining provisions will continue in effect. The parties will substitute a provision that most closely approximates the economic effect and intent of the invalid provision.

8.4	Unless waived and agreed in writing by the Parties, no action or inaction by a party under this Agreement will constitute a waiver of a party’s rights or obligations under this Agreement.

8.5	Under this Agreement Supplier is an independent contractor. This Agreement does not create a joint venture, partnership, principal-agent or employment relationship between Supplier and NNL.

8.6	All exhibits attached to this Agreement are also incorporated herein.

8.7	All written communication concerning this Agreement or amendments or restatements of this Agreement will be in the English language.

8.8	The validity, construction, interpretation and performance of this Agreement and the rights and obligations of the Parties and any purchase made hereunder shall be governed by the laws of the State of New York, without regard to its rules with respect to the conflict of laws. The application of the U.N. Convention on Contracts for the International Sale of Goods is specifically excluded from this Agreement.
          IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their duly authorized representatives to be effective as of the Effective Date defined herein.

NORTEL NETWORKS LIMITED		BOOKHAM TECHNOLOGY PLC

By:	/s/ John Haydon	By:	/s/ Stephen Abely

Printed Name: John Haydon		Printed Name: Stephen Abely

Title:	VP GSC	Title:	Chief Financial Officer

Date:		Date:

EXHIBIT A
FORECAST
2006 Revenue, product mix (KUS$)

	Q1	Q2	Q3	Q4	Total
2.5G BH	[**]	[**]	[**]	[**]	[**]
2.5G Rx	[**]	[**]	[**]	[**]	[**]
10G CMZ	[**]	[**]	[**]	[**]	[**]
10G Rx	[**]	[**]	[**]	[**]	[**]
Transceivers	[**]	[**]	[**]	[**]	[**]
Metro Amp	[**]	[**]	[**]	[**]	[**]
CPL1/CPL2	[**]	[**]	[**]	[**]	[**]
LTB	[**]	[**]	[**]	[**]	[**]
Passive	[**]	[**]	[**]	[**]	[**]
Other TBD*	[**]	[**]	[**]	[**]	[**]
Total	[**]	[**]	[**]	[**]	[**]

*	NNL and Supplier will make reasonable endeavours to qualify new product to be purchased by NNL to satisfy the “Other TBD” amounts. In the event that the “Other TBD” amount is not satisfied by new product, then it will be satisfied by existing qualified products

Exhibit 10.1
Exhibit B: Product Lists & Prices.

Family	Sub-Family	CPC	Bookham P/N	ITEM DESC	2Q06 Prices	2H06 Prices

10G CMZ	Compact MZ	A0506598	LMC10NEW0060-C57	10 Gbs 1600.600 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0506600	LMC10NEW0231-C57	10 Gbs 1602.311 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0506601	LMC10NEW0403-C57	10 Gbs 1604.026 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0506599	LMC10NEW0574-C57	10 Gbs 1605.744 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0506570	LMC10NEW2877-C57	10 Gbs 1528.773 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0506572	LMC10NEW3033-C57	10 Gbs 1530.334 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0549300	LMC10NEW3112-C57	10 GBPS 1531.116 NM COMPACT MZ TX NEGATIVE CHIRP E	[**]	[**]
10G CMZ	Compact MZ	A0506573	LMC10NEW3190-C57	10 Gbs 1531.898 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0549301	LMC10NEW3268-C57	10 GBPS 1532.681 NM COMPACT MZ TX NEGATIVE CHIRP E	[**]	[**]
10G CMZ	Compact MZ	A0506571	LMC10NEW3347-C57	10 Gbs 1533.465 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0549302	LMC10NEW3425-C57	10 GBPS 1534.250 NM COMPACT MZ TX NEGATIVE CHIRP E	[**]	[**]
10G CMZ	Compact MZ	A0549303	LMC10NEW3504-C57	10 GBPS 1535.04 NM COMPACT MZ TX NEGATIVE CHIRP ET	[**]	[**]
10G CMZ	Compact MZ	A0549304	LMC10NEW3582-C57	10 GBPS 1535.822 NM COMPACT MZ TX NEGATIVE CHIRP E	[**]	[**]
10G CMZ	Compact MZ	A0549305	LMC10NEW3660-C57	10 GBPS 1536.609 NM COMPACT MZ TX NEGATIVE CHIRP E	[**]	[**]
10G CMZ	Compact MZ	A0506574	LMC10NEW3819-C57	10 Gbs 1538.186 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0549306	LMC10NEW3898-C57	10 GBPS 1538.976 NM COMPACT MZ TX NEGATIVE CHIRP E	[**]	[**]
10G CMZ	Compact MZ	A0506576	LMC10NEW3977-C57	10 Gbs 1539.766 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0549307	LMC10NEW4056-C57	10 GBPS 1540.557 NM COMPACT MZ TX NEGATIVE CHIRP E	[**]	[**]
10G CMZ	Compact MZ	A0506577	LMC10NEW4135-C57	10 Gbs 1541.349 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0549308	LMC10NEW4214-C57	10 GBPS 1542.142 NM COMPACT MZ TX NEGATIVE CHIRP E	[**]	[**]
10G CMZ	Compact MZ	A0506575	LMC10NEW4294-C57	10 Gbs 1542.936 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0549309	LMC10NEW4373-C57	10 GBPS 1543.730 NM COMPACT MZ TX NEGATIVE CHIRP E	[**]	[**]
10G CMZ	Compact MZ	A0549310	LMC10NEW4453-C57	10 GBPS 1544.526 NM COMPACT MZ TX NEGATIVE CHIRP E	[**]	[**]
10G CMZ	Compact MZ	A0549311	LMC10NEW4612-C57	10 GBPS 1546.119 NM COMPACT MZ TX NEGATIVE CHIRP E	[**]	[**]
10G CMZ	Compact MZ	A0549312	LMC10NEW4692-C57	10 GBPS 1546.917 NM COMPACT MZ TX NEGATIVE CHIRP E	[**]	[**]
10G CMZ	Compact MZ	A0506578	LMC10NEW4772-C57	10 Gbs 1547.715 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0549313	LMC10NEW4852-C57	10 GBPS 1548.515 NM COMPACT MZ TX NEGATIVE CHIRP E	[**]	[**]
10G CMZ	Compact MZ	A0506580	LMC10NEW4932-C57	10 Gbs 1549.315 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0549314	LMC10NEW5012-C57	10 GBPS 1550.116 NM COMPACT MZ TX NEGATIVE CHIRP E	[**]	[**]
10G CMZ	Compact MZ	A0506581	LMC10NEW5092-C57	10 Gbs 1550.918 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0549315	LMC10NEW5172-C57	10 GBPS 1551.721 NM COMPACT MZ TX NEGATIVE CHIRP E	[**]	[**]
10G CMZ	Compact MZ	A0506579	LMC10NEW5252-C57	10 Gbs 1552.524 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0549316	LMC10NEW5413-C57	10 GBPS 1554.134 NM COMPACT MZ TX NEGATIVE CHIRP E	[**]	[**]
10G CMZ	Compact MZ	A0549317	LMC10NEW5494-C57	10 GBPS COMPACT MZ TX NEGATIVE CHIRP ETALON HIGH P	[**]	[**]
10G CMZ	Compact MZ	A0549318	LMC10NEW5575-C57	10 GBPS COMPACT MZ TX NEGATIVE CHIRP ETALON HIGH P	[**]	[**]
10G CMZ	Compact MZ	A0549319	LMC10NEW5655-C57	10 GBPS COMPACT MZ TX NEGATIVE CHIRP ETALON HIGH P	[**]	[**]
10G CMZ	Compact MZ	A0506582	LMC10NEW5736-C57	10 Gbs 1557.363 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0549320	LMC10NEW5817-C57	10 GBPS COMPACT MZ TX NEGATIVE CHIRP ETALON HIGH P	[**]	[**]
10G CMZ	Compact MZ	A0506584	LMC10NEW5898-C57	10 Gbs 1558.983 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0549321	LMC10NEW5979-C57	10 GBPS COMPACT MZ TX NEGATIVE CHIRP ETALON HIGH P	[**]	[**]
10G CMZ	Compact MZ	A0506585	LMC10NEW6061-C57	10 Gbs 1560.606 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0506583	LMC10NEW6223-C57	10 Gbs 1562.233 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0549322	LMC10NEW6305-C57	10 GBPS COMPACT MZ TX NEGATIVE CHIRP ETALON HIGH P	[**]	[**]

Exhibit B: Product Lists & Prices.

Family	Sub-Family	CPC	Bookham P/N	ITEM DESC	2Q06 Prices	2H06 Prices

10G CMZ	Compact MZ	A0549323	LMC10NEW6386-C57	10 GBPS COMPACT MZ TX NEGATIVE CHIRP ETALON HIGH P	[**]	[**]
10G CMZ	Compact MZ	A0549324	LMC10NEW6468-C57	10 GBPS COMPACT MZ TX NEGATIVE CHIRP ETALON HIGH P	[**]	[**]
10G CMZ	Compact MZ	A0506586	LMC10NEW7042-C57	10 Gbs 1570.416 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0506588	LMC10NEW7206-C57	10 Gbs 1572.063 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0506589	LMC10NEW7371-C57	10 Gbs 1573.714 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0506587	LMC10NEW7537-C57	10 Gbs 1575.368 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	N0013318	LMC10NEW7703-C57	10 Gbs 1577.03 nm Compact MZ Tx negative chirp etalon ultra high power	[**]	[**]
10G CMZ	Compact MZ	A0506590	LMC10NEW8035-C57	10 Gbs 1580.350 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0506592	LMC10NEW8202-C57	10 Gbs 1582.018 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0506593	LMC10NEW8369-C57	10 Gbs 1583.690 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0506591	LMC10NEW8537-C57	10 Gbs 1585.365 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	N0005246	LMC10NEW8788-C57	10 Gbs 1587.88 nm Compact MZ Tx negative chirp etalon ultra high power	[**]	[**]
10G CMZ	Compact MZ	A0506594	LMC10NEW9041-C57	10 Gbs 1590.411 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0506596	LMC10NEW9210-C57	10 Gbs 1592.100 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0506597	LMC10NEW9379-C57	10 Gbs 1593.793 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0506595	LMC10NEW9549-C57	10 Gbs 1595.489 nm Compact MZ Tx negative chirp etalon high power	[**]	[**]
10G CMZ	Compact MZ	A0522906	LMC10NEWC57	10 Gbps any 1528nm to 1565nm wavelength, Compact MZ Tx negative chirp, etalon, high power	[**]	[**]
10G Rx	10G APD	A0504850	NTW606DE	10G APD RX,LOW BANDWIDTH,MSA CO-PLANAR FOOTPRINT	[**]	[**]
10G Rx	10G PIN	A0541381	PTV10GC-C57R	10G COPLANAR PIN/PREAMP WITH INTEGRATED VOA	[**]	[**]
2.5G Rx	Co-planar 2.5 Gb/s Rx	A0543858	AT3GC/GA57	2.5 Gb/s Co-planar APD	[**]	[**]
2.5G Rx	Co-planar 2.5 Gb/s Rx	N0016610	AT3SGCB-C57	2.5Gb/s Rx, APD-Preamp module, Coplannar package, Uncooled, LC Connector, SiGe TIA	[**]	[**]
2.5G Rx	Co-planar 2.5 Gb/s Rx	N0000970	AT3SGC-C28	UNCOOLED OC48 COPLANAR APD WITH AGC	[**]	[**]
Buried Het Laser	Etalon	A0549100	LC25EW3033AAN-C57	TX,DM,2.5GB/S,1530.334NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549101	LC25EW3112AAN-C57	TX,DM,2.5GB/S,1531.116NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549102	LC25EW3190AAN-C57	TX,DM,2.5GB/S,1531.898NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549103	LC25EW3268AAN-C57	TX,DM,2.5GB/S,1532.681NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549104	LC25EW3425AAN-C57	TX,DM,2.5GB/S,1534.250NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549105	LC25EW3503AAN-C57	TX,DM,2.5GB/S,1535.036NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549106	LC25EW3582AAN-C57	TX,DM,2.5GB/S,1535.822NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549107	LC25EW3660AAN-C57	TX,DM,2.5GB/S,1536.609NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549108	LC25EW3818AAN-C57	TX,DM,2.5GB/S,1538.186NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549109	LC25EW3898AAN-C57	TX,DM,2.5GB/S,1538.976NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549110	LC25EW3976AAN-C57	TX,DM,2.5GB/S,1539.766NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549111	LC25EW4056AAN-C57	TX,DM,2.5GB/S,1540.557NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549112	LC25EW4214AAN-C57	TX,DM,2.5GB/S,1542.142NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549113	LC25EW4293AAN-C57	TX,DM,2.5GB/S,1542.936NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549114	LC25EW4373AAN-C57	TX,DM,2.5GB/S,1543.730NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549115	LC25EW4452AAN-C57	TX,DM,2.5GB/S,1544.526NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549116	LC25EW4611AAN-C57	TX,DM,2.5GB/S,1546.119NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549117	LC25EW4691AAN-C57	TX,DM,2.5GB/S,1546.917NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]

Exhibit B: Product Lists & Prices.

Family	Sub-Family	CPC	Bookham P/N	ITEM DESC	2Q06 Prices	2H06 Prices

Buried Het Laser	Etalon	A0549118	LC25EW4771AAN-C57	TX,DM,2.5GB/S,1547.715NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549119	LC25EW4851AAN-C57	TX,DM,2.5GB/S,1548.515NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549120	LC25EW5011AAN-C57	TX,DM,2.5GB/S,1550.116NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549121	LC25EW5091AAN-C57	TX,DM,2.5GB/S,1550.918NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549122	LC25EW5172AAN-C57	TX,DM,2.5GB/S,1551.721NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549123	LC25EW5252AAN-C57	TX,DM,2.5GB/S,1552.524NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549124	LC25EW5413AAN-C57	TX,DM,2.5GB/S,1554.134NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549125	LC25EW5494AAN-C57	TX,DM,2.5GB/S,1554.940NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549126	LC25EW5574AAN-C57	TX,DM,2.5GB/S,1555.747NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549127	LC25EW5655AAN-C57	TX,DM,2.5GB/S,1556.555NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549128	LC25EW5817AAN-C57	TX,DM,2.5GB/S,1558.173NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549129	LC25EW5898AAN-C57	TX,DM,2.5GB/S,1558.983NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549130	LC25EW5979AAN-C57	TX,DM,2.5GB/S,1559.794NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549131	LC25EW6060AAN-C57	TX,DM,2.5GB/S,1560.606NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549132	LC25EW6223AAN-C57	TX,DM,2.5GB/S,1562.233NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549133	LC25EW6305AAN-C57	TX,DM,2.5GB/S,1563.047NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549134	LC25EW6386AAN-C57	TX,DM,2.5GB/S,1563.863NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0549135	LC25EW6468AAN-C57	TX,DM,2.5GB/S,1564.679NM,4.0MW,14PIN,LC,FLEX RATE,	[**]	[**]
Buried Het Laser	Etalon	A0831433	LC25W4932BA-20AC(NTW143QE)	2.4Gbps BH DFB Laser 1549.32nm 10mW, 14 pin Butterfly Common Platform 25 Ohm.	[**]	[**]
Buried Het Laser	Etalon	A0831435	LC25W5092BA-20AC(NTW143RE)	2.4Gbps BH DFB Laser 1550.92nm 10mW, 14 pin Butterfly Common Platform 25 Ohm	[**]	[**]
Buried Het Laser	Etalon	A0521299	NTW6076D	2.4Gbps XLR DFB Laser 1528.77nm to 1562.23nm 4mW ETALON Stabilised Extended Case Temperature, 14 pin Butterfly	[**]	[**]
Buried Het Laser	Etalon	A0996404	NTW607BE	2.4Gbps XLR DFB Laser 1528.77nm 4mW ETALON Stabilised Extended Case Temperature, 14 pin Butterfly Common Platform 25 Ohm C28 Connector	[**]	[**]
Buried Het Laser	Etalon	A0996405	NTW607CE	2.4Gbps XLR DFB Laser 1530.33nm 4mW ETALON Stabilised Extended Case Temperature, 14 pin Butterfly Common Platform 25 Ohm C28 Connector	[**]	[**]
Buried Het Laser	Etalon	N0005055	NTW607CG	2.4GBPS XLR DFB LASER 1531.12NM 4MW ETALON STABILI	[**]	[**]
Buried Het Laser	Etalon	A0996406	NTW607DE	2.4Gbps XLR DFB Laser 1531.90nm 4mW ETALON Stabilised Extended Case Temperature, 14 pin Butterfly Common Platform 25 Ohm C28 Connector	[**]	[**]
Buried Het Laser	Etalon	N0005057	NTW607DG	2.4GBPS XLR DFB LASER 1532.68NM 4MW ETALON STABILI	[**]	[**]
Buried Het Laser	Etalon	A0996407	NTW607EE	2.4Gbps XLR DFB Laser 1533.47nm 4mW ETALON Stabilised Extended Case Temperature, 14 pin Butterfly Common Platform 25 Ohm C28 Connector	[**]	[**]
Buried Het Laser	Etalon	N0005059	NTW607EG	2.4GBPS XLR DFB LASER 1534.25NM 4MW ETALON STABILI	[**]	[**]
Buried Het Laser	Etalon	A0996408	NTW607FE	2.4Gbps XLR DFB Laser 1535.04nm 4mW ETALON Stabilised Extended Case Temperature, 14 pin Butterfly Common Platform 25 Ohm C28 Connector	[**]	[**]
Buried Het Laser	Etalon	N0005056	NTW607QG	2.4GBPS XLR DFB LASER 1550.12NM 4MW ETALON STABILI	[**]	[**]
Buried Het Laser	Etalon	A0996415	NTW607RE	2.4Gbps XLR DFB Laser 1550.92nm 4mW ETALON Stabilised Extended Case Temperature, 14 pin Butterfly Common Platform 25 Ohm C28 Connector	[**]	[**]
Buried Het Laser	Etalon	N0005058	NTW607RG	2.4GBPS XLR DFB LASER 1551.72NM 4MW ETALON STABILI	[**]	[**]
Buried Het Laser	Etalon	A0996416	NTW607SE	2.4Gbps XLR DFB Laser 1552.52nm 4mW ETALON Stabilised Extended Case Temperature, 14 pin Butterfly Common Platform 25 Ohm C28 Connector	[**]	[**]
Buried Het Laser	Etalon	A0996417	NTW607UE	2.4Gbps XLR DFB Laser 1555.57nm 4mW ETALON Stabilised Extended Case Temperature, 14 pin Butterfly Common Platform 25 Ohm C28 Connector	[**]	[**]
Buried Het Laser	Etalon	N0005060	NTW607UG	2.4GBPS XLR DFB LASER 1556.55NM 4MW ETALON STABILI	[**]	[**]
Buried Het Laser	Etalon	A0996418	NTW607VE	2.4Gbps XLR DFB Laser 1557.36nm 4mW ETALON Stabilised Extended Case Temperature, 14 pin Butterfly Common Platform 25 Ohm C28 Connector	[**]	[**]
Buried Het Laser	Etalon	A0996419	NTW607WE	2.4Gbps XLR DFB Laser 1558.98nm 4mW ETALON Stabilised Extended Case Temperature, 14 pin Butterfly Common Platform 25 Ohm C28 Connector	[**]	[**]
Buried Het Laser	Etalon	A0996420	NTW607XE	2.4Gbps XLR DFB Laser 1560.61nm 4mW ETALON Stabilised Extended Case Temperature, 14 pin Butterfly Common Platform 25 Ohm C28 Connector	[**]	[**]
Buried Het Laser	Etalon	A0996421	NTW607YE	2.4Gbps XLR DFB Laser 1562.23nm 4mW ETALON Stabilised Extended Case Temperature, 14 pin Butterfly Common Platform 25 Ohm C28 Connector	[**]	[**]
Buried Het Laser	Non etalon	A0514026	LC25W7703AAN-C57	Custom Wavelength, 1577.03nm,	[**]	[**]
Buried Het Laser	Non etalon	A0514027	LC25W7869AAN-C57	Custom Wavelength, 1578.69nm,	[**]	[**]
Buried Het Laser	Non etalon	A0514028	LC25W9464AAN-C57	Custom Wavelength, 1594.64nm,	[**]	[**]

Exhibit B: Product Lists & Prices.

Family	Sub-Family	CPC	Bookham P/N	ITEM DESC	2Q06 Prices	2H06 Prices

Buried Het Laser	Non etalon	A0514029	LC25W9634AAN-C57	Custom Wavelength, 1596.34nm,	[**]	[**]
Buried Het Laser	Non etalon	A0506482	LC25WC147AGN-C57	TX,DM,2.5Gb/s,1470nm,4mW,DFB,LC (was NTW1422D)	[**]	[**]
Buried Het Laser	Non etalon	A0506487	LC25WC149AGN-C57	TX,DM,2.5Gb/s,1490nm,4mW,DFB,LC (was NTW1423D)	[**]	[**]
Buried Het Laser	Non etalon	A0506545	LC25WC151AGN-C57	TX,DM,2.5Gb/s,1510nm,4mW,DFB,LC (was NTW1424D)	[**]	[**]
Buried Het Laser	Non etalon	A0506546	LC25WC153AGN-C57	TX,DM,2.5Gb/s,1530nm,4mW,DFB,LC (was NTW1425D)	[**]	[**]
Buried Het Laser	Non etalon	A0506549	LC25WC155AGN-C57	TX,DM,2.5Gb/s,1550nm,4mW,DFB,LC (was NTW1426D)	[**]	[**]
Buried Het Laser	Non etalon	A0506550	LC25WC157AGN-C57	TX,DM,2.5Gb/s,1570nm,4mW,DFB,LC (was NTW1427D)	[**]	[**]
Buried Het Laser	Non etalon	A0506551	LC25WC159AGN-C57	TX,DM,2.5Gb/s,1590nm,4mW,DFB,LC (was NTW1428D)	[**]	[**]
Buried Het Laser	Non etalon	A0506553	LC25WC161AGN-C57	TX,DM,2.5Gb/s,1610nm,4mW,DFB,LC (was NTW1429D)	[**]	[**]
Buried Het Laser	Non etalon	A0998603	NTW1416D	2.4Gbps BH DFB Laser (1526nm-1615nm) 3mW	[**]	[**]
Buried Het Laser	Non etalon	A0831310	NTW141HE	2.4Gbps BH DFB Laser 1538.19nm 3mW, 14 pin Butterfly Common Platform 25 Ohm.	[**]	[**]
Buried Het Laser	Non etalon	A0831314	NTW141JE	2.4Gbps BH DFB Laser 1541.35nm 3mW, 14 pin Butterfly Common Platform 25 Ohm.	[**]	[**]
Buried Het Laser	Non etalon	A0831312	NTW141KE	2.4Gbps BH DFB Laser 1539.77nm 3mW, 14 pin Butterfly Common Platform 25 Ohm.	[**]	[**]
Buried Het Laser	Non etalon	A0831316	NTW141LE	2.4Gbps BH DFB Laser 1542.94nm 3mW, 14 pin Butterfly Common Platform 25 Ohm.	[**]	[**]
Buried Het Laser	Non etalon	A0831326	NTW141RE	2.4Gbps BH DFB Laser 1550.92nm 3mW, 14 pin Butterfly Common Platform 25 Ohm.	[**]	[**]
Buried Het Laser	Non etalon	A0798414	NTW142AN	QFT0018-62A TX,DM,2.5GBPS,1605	[**]	[**]
Buried Het Laser	Non etalon	A0786857	NTW142BE	QFT0018-17A TX,DM,2.5Gb/s,1528	[**]	[**]
Buried Het Laser	Non etalon	A0798171	NTW142BE	QFT0018-33A TX,DM,2.5GBPS,1528	[**]	[**]
Buried Het Laser	Non etalon	A0786528	NTW142CE	QFT0018-32A TX,DM,2.5Gb/s,1530	[**]	[**]
Buried Het Laser	Non etalon	A0798354	NTW142CE	QFT0018-35A TX,DM,2.5GBPS,1530	[**]	[**]
Buried Het Laser	Non etalon	A0786860	NTW142DE	QFT0018-19A TX,DM,2.5Gb/s,1531	[**]	[**]
Buried Het Laser	Non etalon	A0798355	NTW142DE	QFT0018-36A TX,DM,2.5GBPS,1531	[**]	[**]
Buried Het Laser	Non etalon	A0798368	NTW142DJ	QFT0018-49A TX,DM,2.5GBPS,1570	[**]	[**]
Buried Het Laser	Non etalon	A0786859	NTW142EE	QFT0018-18A TX,DM,2.5Gb/s,1533	[**]	[**]
Buried Het Laser	Non etalon	A0798175	NTW142EE	QFT0018-34A TX,DM,2.5GBPS,1533	[**]	[**]
Buried Het Laser	Non etalon	A0798370	NTW142EJ	QFT0018-51A TX,DM,2.5GBPS,1572	[**]	[**]
Buried Het Laser	Non etalon	A0798371	NTW142FJ	QFT0018-52A TX,DM,2.5GBPS,1573	[**]	[**]
Buried Het Laser	Non etalon	A0798369	NTW142GJ	QFT0018-50A TX,DM,2.5GBPS,1575	[**]	[**]
Buried Het Laser	Non etalon	A0786838	NTW142GJ	TX,DM,2.5GBPS,1575.37NM,2.0MW,14PIN BUTTERFLY	[**]	[**]
Buried Het Laser	Non etalon	A0786861	NTW142HE	QFT0018-20A TX,DM,2.5Gb/s,1538	[**]	[**]
Buried Het Laser	Non etalon	A0798356	NTW142HE	QFT0018-37A TX,DM,2.5GBPS,1538	[**]	[**]
Buried Het Laser	Non etalon	A0786864	NTW142JE	QFT0018-22A TX,DM,2.5Gb/s,1539	[**]	[**]
Buried Het Laser	Non etalon	A0798358	NTW142JE	QFT0018-39A TX,DM,2.5GBPS,1539	[**]	[**]
Buried Het Laser	Non etalon	A0786866	NTW142KE	QFT0018-23A TX,DM,2.5Gb/s,1541	[**]	[**]
Buried Het Laser	Non etalon	A0798359	NTW142KE	QFT0018-40A TX,DM,2.5GBPS,1541	[**]	[**]
Buried Het Laser	Non etalon	A0798372	NTW142KJ	QFT0018-53A TX,DM,2.5GBPS,1580	[**]	[**]
Buried Het Laser	Non etalon	A0786863	NTW142LE	QFT0018-21A TX,DM,2.5Gb/s,1542	[**]	[**]
Buried Het Laser	Non etalon	A0798357	NTW142LE	QFT0018-38A TX,DM,2.5GBPS,1542	[**]	[**]
Buried Het Laser	Non etalon	A0798374	NTW142LJ	QFT0018-55A TX,DM,2.5GBPS,1582	[**]	[**]
Buried Het Laser	Non etalon	A0798375	NTW142MJ	QFT0018-56A TX,DM,2.5GBPS,1583	[**]	[**]
Buried Het Laser	Non etalon	A0798373	NTW142NJ	QFT0018-54A TX,DM,2.5GBPS,1585	[**]	[**]
Buried Het Laser	Non etalon	A0786867	NTW142PE	QFT0018-24A TX,DM,2.5Gb/s,1547	[**]	[**]
Buried Het Laser	Non etalon	A0798360	NTW142PE	QFT0018-41A TX,DM,2.5GBPS,1547	[**]	[**]
Buried Het Laser	Non etalon	A0786869	NTW142QE	QFT0018-26A TX,DM,2.5Gb/s,1549	[**]	[**]

Exhibit B: Product Lists & Prices.

Family	Sub-Family	CPC	Bookham P/N	ITEM DESC	2Q06 Prices	2H06 Prices

Buried Het Laser	Non etalon	A0798362	NTW142QE	QFT0018-43A TX,DM,2.5GBPS,1549	[**]	[**]
Buried Het Laser	Non etalon	A0786870	NTW142RE	QFT0018-27A TX,DM,2.5Gb/s,1550	[**]	[**]
Buried Het Laser	Non etalon	A0798363	NTW142RE	QFT0018-44A TX,DM,2.5GBPS,1550	[**]	[**]
Buried Het Laser	Non etalon	A0798405	NTW142RJ	QFT0018-57A TX,DM,2.5GBPS,1590	[**]	[**]
Buried Het Laser	Non etalon	A0786868	NTW142SE	QFT0018-25A TX,DM,2.5Gb/s,1552	[**]	[**]
Buried Het Laser	Non etalon	A0798361	NTW142SE	QFT0018-42A TX,DM,2.5GBPS,1552	[**]	[**]
Buried Het Laser	Non etalon	A0798408	NTW142SJ	QFT0018-59A TX,DM,2.5GBPS,1592	[**]	[**]
Buried Het Laser	Non etalon	A0798409	NTW142TJ	QFT0018-60A TX,DM,2.5GBPS,1593	[**]	[**]
Buried Het Laser	Non etalon	A0798406	NTW142UJ	QFT0018-58A TX,DM,2.5GBPS,1595	[**]	[**]
Buried Het Laser	Non etalon	A0786871	NTW142VE	QFT0018-28A TX,DM,2.5Gb/s,1557	[**]	[**]
Buried Het Laser	Non etalon	A0798364	NTW142VE	QFT0018-45A TX,DM,2.5GBPS,1557	[**]	[**]
Buried Het Laser	Non etalon	A0786874	NTW142WE	QFT0018-30A TX,DM,2.5Gb/s,1558	[**]	[**]
Buried Het Laser	Non etalon	A0798366	NTW142WE	QFT0018-47A TX,DM,2.5GBPS,1558	[**]	[**]
Buried Het Laser	Non etalon	A0786875	NTW142XE	QFT0018-31A TX,DM,2.5Gb/s,1560	[**]	[**]
Buried Het Laser	Non etalon	A0798367	NTW142XE	QFT0018-48A TX,DM,2.5GBPS,1560	[**]	[**]
Buried Het Laser	Non etalon	A0798411	NTW142XJ	QFT0018-61A TX,DM,2.5GBPS,1600	[**]	[**]
Buried Het Laser	Non etalon	A0786872	NTW142YE	QFT0018-29A TX,DM,2.5Gb/s,1562	[**]	[**]
Buried Het Laser	Non etalon	A0798365	NTW142YE	QFT0018-46A TX,DM,2.5GBPS,1562	[**]	[**]
Buried Het Laser	Non etalon	A0798415	NTW142YJ	QFT0018-63A TX,DM,2.5GBPS,1602	[**]	[**]
Buried Het Laser	Non etalon	A0798416	NTW142ZJ	QFT0018-64A TX,DM,2.5GBPS,1604	[**]	[**]
Buried Het Laser	Non etalon	A0830186	NTW173AN	TX,DM,2.5GBPS,1605.74NM,2MW,14PIN BUTTERFLY	[**]	[**]
Buried Het Laser	Non etalon	A0543453	NTW173BE	TX,DM,2.GGBPS,1528.77NM,2MW	[**]	[**]
Buried Het Laser	Non etalon	A0543454	NTW173CE	TX,DM,2.5GBPS,1530.33NM,2MW	[**]	[**]
Buried Het Laser	Non etalon	A0543455	NTW173DE	TX,DM,2.5GBPS,1531.89NM,2MW	[**]	[**]
Buried Het Laser	Non etalon	A0830024	NTW173DJ	TX,DM,2.5GBPS,1570.42NM,2MW,14PIN (SC/PC CONN)	[**]	[**]
Buried Het Laser	Non etalon	A0543456	NTW173EE	TX,DM,2.5GBPS,1533.47NM,2MW	[**]	[**]
Buried Het Laser	Non etalon	A0830063	NTW173EJ	TX,DM,2.5GBPS,1572.06NM,2MW,14PIN (SC/PC CONN)	[**]	[**]
Buried Het Laser	Non etalon	A0543469	NTW173FE	TX,DM,2.5GBPS,1535.04NM,2MW	[**]	[**]
Buried Het Laser	Non etalon	A0830065	NTW173FJ	TX,DM,2.5GBPS,1573.71NM,2MW,14PIN (SC/PC CONN	[**]	[**]
Buried Het Laser	Non etalon	A0998325	NTW173GJ	TX,DM,2.5GBPS,1575.37NM ,2.0MW,SC connector, pigtail length 600 +/-50 mm	[**]	[**]
Buried Het Laser	Non etalon	A0543457	NTW173HE	TX,DM,2.5GBPS,1538.19NM,2MW	[**]	[**]
Buried Het Laser	Non etalon	N0025909	NTW173HJ	TX,DM,2.5GBPS,1577.03,2MW,14PIN (SC/PC CONN)	[**]	[**]
Buried Het Laser	Non etalon	A0543458	NTW173JE	TX,DM,2.5GBPS,1539.77NM,2MW	[**]	[**]
Buried Het Laser	Non etalon	A0547831	NTW173JJ	TX,DM,2.5GBPS,1578.69NM,4MW,14PIN BUTTERFLY	[**]	[**]
Buried Het Laser	Non etalon	A0543459	NTW173KE	TX,DM,2.5GBPS,1541.35NM,2MW	[**]	[**]
Buried Het Laser	Non etalon	A0830174	NTW173KJ	TX,DM,2.5GBPS,1580.35NM,2MW,14PIN BUTTERFLY	[**]	[**]
Buried Het Laser	Non etalon	A0543460	NTW173LE	TX,DM,2.5GBPS,1542.94NM,2MW	[**]	[**]
Buried Het Laser	Non etalon	A0830176	NTW173LJ	TX,DM,2.5GBPS,1582.02NM,2MW,14PIN BUTTERFLY	[**]	[**]
Buried Het Laser	Non etalon	A0830177	NTW173MJ	TX,DM,2.5GBPS,1583.69NM,2MW,14PIN BUTTERFLY	[**]	[**]
Buried Het Laser	Non etalon	A0830178	NTW173NJ	TX,DM,2.5GBPS,1585.36NM,2MW,14PIN BUTTERFLY	[**]	[**]
Buried Het Laser	Non etalon	A0543461	NTW173PE	TX,DM,2.5GBPS,1547.72NM,4MW,14PIN BUTTERFLY	[**]	[**]
Buried Het Laser	Non etalon	A0543462	NTW173QE	TX,DM,2.5GBPS,1549.32NM,2MW	[**]	[**]
Buried Het Laser	Non etalon	A0543463	NTW173RE	TXDM2.5GBPS1550.92NM2MW14PIN BUTTERFLY	[**]	[**]
Buried Het Laser	Non etalon	A0543463	NTW173RE	TX,DM,2.5GBPS,1550.92NM,4MW,14PIN BUTTERFLY	[**]	[**]

Exhibit B: Product Lists & Prices.

Family	Sub-Family	CPC	Bookham P/N	ITEM DESC	2Q06 Prices	2H06 Prices

Buried Het Laser	Non etalon	A0830179	NTW173RJ	TX,DM,2.5GBPS,1590.41NM,2MW,14PIN BUTTERFLY (SC/PC CONN)	[**]	[**]
Buried Het Laser	Non etalon	A0543464	NTW173SE	TX,DM,2.5GBPS,1552.52NM,2MW	[**]	[**]
Buried Het Laser	Non etalon	A0830180	NTW173SJ	TX,DM,2.5GBPS,1592.10NM,2MW,14PIN BUTTERFLY (SC/PC CONN	[**]	[**]
Buried Het Laser	Non etalon	A0830181	NTW173TJ	TX,DM,2.5GBPS,1593.79NM,2MW,14PIN BUTTERFLY (SC/PC CONN	[**]	[**]
Buried Het Laser	Non etalon	A0543470	NTW173UE	TX,DM,2.5GBPS,1555.75NM,2MW	[**]	[**]
Buried Het Laser	Non etalon	A0998326	NTW173UJ	TX,DM,2.5GBPS,1595.49NM,2.0MW,SC connector, pigtail length 600 +/-50 mm	[**]	[**]
Buried Het Laser	Non etalon	A0547832	NTW173UL	TX,DM,2.5GBPS,1596.34NM,4MW,14PIN BUTTERFLY	[**]	[**]
Buried Het Laser	Non etalon	A0543465	NTW173VE	TX,DM,2.5GBPS,1557.36NM,2MW	[**]	[**]
Buried Het Laser	Non etalon	A0543466	NTW173WE	TX,DM,2.5GBPS,1558.98NM,2MW	[**]	[**]
Buried Het Laser	Non etalon	A0543467	NTW173XE	TX,DM,2.5GBPS,1560.61NM,2MW	[**]	[**]
Buried Het Laser	Non etalon	A0830183	NTW173XJ	TX,DM,2.5GBPS,1600.60NM,2MW,14PIN BUTTERFLY	[**]	[**]
Buried Het Laser	Non etalon	A0543468	NTW173YE	TX,DM,2.5GBPS,1562.23NM,2MW	[**]	[**]
Buried Het Laser	Non etalon	A0830184	NTW173YJ	TX,DM,2.5GBPS,1602.31NM,2MW,14PIN BUTTERFLY	[**]	[**]
Buried Het Laser	Non etalon	A0830185	NTW173ZJ	TX,DM,2.5GBPS,1604.03NM,2MW,14PIN BUTTERFLY	[**]	[**]
Buried Het Laser	Non etalon	A0980842	NTW190AN	TX,DM,2.5Gb/s,1605.74NM,4.0mW,14PIN,LC,FLEX RATE,EXT REACH	[**]	[**]
Buried Het Laser	Non etalon	A0889416	NTW190BE	TX,DM,2.5Gb/s,1528.77nm,4.0mW,	[**]	[**]
Buried Het Laser	Non etalon	A0980815	NTW190CE	2.4Gbps BH FBR DFB TX 4mW	[**]	[**]
Buried Het Laser	Non etalon	A0980816	NTW190DE	2.4Gbps BH FBR DFB TX 4mW	[**]	[**]
Buried Het Laser	Non etalon	A0980829	NTW190DJ	2.4Gbps BH FBR DFB TX 4mW	[**]	[**]
Buried Het Laser	Non etalon	A0980814	NTW190EE	2.4Gbps BH FBR DFB TX 4mW	[**]	[**]
Buried Het Laser	Non etalon	A0980831	NTW190EJ	2.4Gbps BH FBR DFB TX 4mW	[**]	[**]
Buried Het Laser	Non etalon	A0980832	NTW190FJ	2.4Gbps BH FBR DFB TX 4mW	[**]	[**]
Buried Het Laser	Non etalon	A0980830	NTW190GJ	2.4Gbps BH FBR DFB TX 4mW	[**]	[**]
Buried Het Laser	Non etalon	A0980817	NTW190HE	2.4Gbps BH FBR DFB TX 4mW	[**]	[**]
Buried Het Laser	Non etalon	A0980819	NTW190JE	2.4Gbps BH FBR DFB TX 4mW	[**]	[**]
Buried Het Laser	Non etalon	A0980820	NTW190KE	2.4Gbps BH FBR DFB TX 4mW	[**]	[**]
Buried Het Laser	Non etalon	A0980833	NTW190KJ	TX,DM,2.5Gb/s,1580.35NM,4.0mW,14PIN,LC,FLEX RATE,EXT REACH	[**]	[**]
Buried Het Laser	Non etalon	A0980818	NTW190LE	2.4Gbps BH FBR DFB TX 4mW	[**]	[**]
Buried Het Laser	Non etalon	A0980835	NTW190LJ	TX,DM,2.5Gb/s,1582.02NM,4.0mW,14PIN,LC,FLEX RATE,EXT REACH	[**]	[**]
Buried Het Laser	Non etalon	A0980836	NTW190MJ	TX,DM,2.5Gb/s,1583.69NM,4.0mW,14PIN,LC,FLEX RATE,EXT REACH	[**]	[**]
Buried Het Laser	Non etalon	A0980834	NTW190NJ	2.4Gbps BH FBR DFB TX 4mW	[**]	[**]
Buried Het Laser	Non etalon	A0980821	NTW190PE	2.4Gbps BH FBR DFB TX 4mW	[**]	[**]
Buried Het Laser	Non etalon	A0980823	NTW190QE	2.4Gbps BH FBR DFB TX 4mW	[**]	[**]
Buried Het Laser	Non etalon	A0980824	NTW190RE	2.4Gbps BH FBR DFB TX 4mW	[**]	[**]
Buried Het Laser	Non etalon	A0980837	NTW190RJ	TX,DM,2.5Gb/s,1590.41NM,4.0mW,14PIN,LC,FLEX RATE,EXT REACH	[**]	[**]
Buried Het Laser	Non etalon	A0980822	NTW190SE	2.4Gbps BH FBR DFB TX 4mW	[**]	[**]
Buried Het Laser	Non etalon	A0980839	NTW190SJ	TX,DM,2.5Gb/s,1592.10NM,4.0mW,14PIN,LC,FLEX RATE,EXT REACH	[**]	[**]
Buried Het Laser	Non etalon	A0980840	NTW190TJ	TX,DM,2.5Gb/s,1593.79NM,4.0mW,14PIN,LC,FLEX RATE,EXT REACH	[**]	[**]
Buried Het Laser	Non etalon	A0980838	NTW190UJ	TX,DM,2.5Gb/s,1595.49NM,4.0mW,14PIN,LC,FLEX RATE,EXT REACH	[**]	[**]
Buried Het Laser	Non etalon	A0980825	NTW190VE	2.4Gbps BH FBR DFB TX 4mW	[**]	[**]
Buried Het Laser	Non etalon	A0980827	NTW190WE	2.4Gbps BH FBR DFB TX 4mW	[**]	[**]
Buried Het Laser	Non etalon	A0980828	NTW190XE	2.4Gbps BH FBR DFB TX 4mW	[**]	[**]
Buried Het Laser	Non etalon	A0980841	NTW190XJ	TX,DM,2.5Gb/s,1600.60NM,4.0mW,	[**]	[**]
Buried Het Laser	Non etalon	A0980826	NTW190YE	2.4Gbps BH FBR DFB TX 4mW	[**]	[**]
Buried Het Laser	Non etalon	A0980843	NTW190YJ	TX,DM,2.5Gb/s,1602.31NM,4.0mW,	[**]	[**]

Exhibit B: Product Lists & Prices.

Family	Sub-Family	CPC	Bookham P/N	ITEM DESC	2Q06 Prices	2H06 Prices

Buried Het Laser	Non etalon	A0980844	NTW190ZJ	TX,DM,2.5Gb/s,1604.03NM,4.0mW,14PIN,LC,FLEX RATE,EXT REACH	[**]	[**]
Buried Het Laser	OSC	A0521583	LC151D-20C57	OPTICAL TX MODULE, OSC LASER, 1510 NM, 1000MM FIBE	[**]	[**]
CPL Amplifier		A0521584	PTC234AA	CPL EDFA Module 1 — NTT830AA (SLA)	[**]	[**]
CPL Amplifier		A0521585	PTC234BA	CPL EDFA Module 2 — NTT830BA (MLA)	[**]	[**]
CPL Amplifier		A0521586	PTC234CA	CPL EDFA Module 3 — NTT830CA (MLA2)	[**]	[**]
CPL Amplifier		A0533236	PTC234DA	CPL EDFA Module 4 — NTT830DA (LIM)	[**]	[**]
Metro Amplifier		N0023685	MGM2EV-1EPC28	L-BAND Variable Gain Amplifier EDFA	[**]	[**]
Metro Amplifier		N0023684	MGM2FV-1EOC28	C-BAND Variable Gain Amplifier EDFA	[**]	[**]
Metro Amplifier		A0893852	NTW094BF	C-Band High Power EDFA Gain Mo	[**]	[**]
Metro Amplifier		A0512494	NTW094BG	OPTERA Metro OFA C band EDFA C	[**]	[**]
Metro Amplifier		A0512495	NTW094ME	AF,EDFA,BOOSTE,L	[**]	[**]
Metro Amplifier		A0893853	NTW094MF	L-Band High Power EDFA Gain Mo	[**]	[**]
Transceivers	MQ25 pluggables	A0541491	MQ25EW2877DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1528.77nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	A0541492	MQ25EW3033DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1530.33nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	A0541493	MQ25EW3112DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1531.12nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	A0541494	MQ25EW3190DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1531.90nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	A0541495	MQ25EW3268DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1532.68nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	A0541496	MQ25EW3347DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1533.47nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	N0007163	MQ25EW3425DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1534.25nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	N0007164	MQ25EW3504DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1535.04nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	N0007166	MQ25EW3582DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1535.82nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	N0007167	MQ25EW3661DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1536.61nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	A0541497	MQ25EW3819DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1538.19nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	A0541498	MQ25EW3898DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1538.98nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	A0541499	MQ25EW3977DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1539.77nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	A0541500	MQ25EW4056DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1540.56nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	A0541501	MQ25EW4135DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1541.35nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	N0016967	MQ25EW4254DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1542.54nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	A0541502	MQ25EW4294DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1542.94nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	N0007168	MQ25EW4373DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1543.73nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	N0007174	MQ25EW4453DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1544.53nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	N0007169	MQ25EW4612DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1546.12nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	N0007170	MQ25EW4692DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1546.92nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	A0541503	MQ25EW4772DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1547.72nm,LC,DWDM Pluggable optical module Module	[**]	[**]
Transceivers	MQ25 pluggables	N0007171	MQ25EW4851DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1548.51nm,LC,DWDM Pluggable optical module Module	[**]	[**]
Transceivers	MQ25 pluggables	A0541504	MQ25EW4932DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1549.32nm,LC,DWDM Pluggable optical module Module	[**]	[**]
Transceivers	MQ25 pluggables	N0007172	MQ25EW5012DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1550.12nm,LC,DWDM Pluggable optical module Module	[**]	[**]
Transceivers	MQ25 pluggables	A0541505	MQ25EW5092DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1550.92nm,LC,DWDM Pluggable optical module Module	[**]	[**]
Transceivers	MQ25 pluggables	N0007175	MQ25EW5172DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1551.72nm,LC,DWDM Pluggable optical module Module	[**]	[**]
Transceivers	MQ25 pluggables	A0541506	MQ25EW5252DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1552.52nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	N0007176	MQ25EW5413DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1554.13nm,LC,DWDM Pluggable Optical Module	[**]	[**]

Exhibit B: Product Lists & Prices.

Family	Sub-Family	CPC	Bookham P/N	ITEM DESC	2Q06 Prices	2H06 Prices

Transceivers	MQ25 pluggables	N0007177	MQ25EW5494DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1554.94nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	N0007178	MQ25EW5575DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1555.75nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	N0007179	MQ25EW5655DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1556.55nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	A0541507	MQ25EW5736DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1557.36nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	N0007180	MQ25EW5817DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1558.17nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	A0541508	MQ25EW5898DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1558.98nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	N0007181	MQ25EW5979DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1559.79nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	A0541509	MQ25EW6061DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1560.61nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	A0541510	MQ25EW6223DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1562.23nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	N0007183	MQ25EW6305DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1563.05nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	N0007184	MQ25EW6386DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1563.86nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	MQ25 pluggables	N0007185	MQ25EW6468DABB-DLC	Trcvr, 2.5Gb/s,175km dispersion limited,1564.68nm,LC,DWDM Pluggable Optical Module	[**]	[**]
Transceivers	SFP		IGP-28111	SFP DWDM	[**]	[**]
Transceivers	XFPs	A0550839	IGF-32511	IR-2/10GBase-EX XFP	[**]	[**]
Transceivers	XFPs	A0550837	NGF-17311	10GBase -LX XFP	[**]	[**]
Transceivers	XFPs	A0550842	NGF-32611	LR-2 XFP	[**]	[**]
Misc.	Misc.	A0544680	CP2A52BA	CPL EDFA fan replacement kit	[**]	[**]
LTB	2.5 Gb/s Rx Legacy	A0851004	NTW001BC	8 pin APD Cooled Pre-amp Rx	[**]
LTB	BB MZ	A0699447	NT8L73AE	1527.22 nm III-V MZ module, st	[**]
LTB	BB MZ	A0671566	NT8L73AF	OC-192 STABILIZED III-V MZ LASER MODULE, 1527.22 N	[**]
LTB	BB MZ	A0762514	NT8L73AL	1527.99 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0699448	NT8L73BE	1528.77 nm III-V MZ module, st	[**]
LTB	BB MZ	A0762515	NT8L73BL	1529.55 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0699449	NT8L73CE	1530.33 nm III-V MZ module, st	[**]
LTB	BB MZ	A0673452	NT8L73CG	OC-48 STABILIZED III-V MZ LASE	[**]
LTB	BB MZ	A0762516	NT8L73CL	1531.12 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0838473	NT8L73CR	1530.72 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0699450	NT8L73DE	1531.90 nm III-V MZ module, st	[**]
LTB	BB MZ	A0762517	NT8L73DL	1532.68 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0699451	NT8L73EE	1533.47 nm III-V MZ module, st	[**]
LTB	BB MZ	A0762518	NT8L73EL	1534.25 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0838474	NT8L73ES	1534.64 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0699452	NT8L73FE	1535.04 nm III-V MZ module, st	[**]
LTB	BB MZ	A0762519	NT8L73FL	1535.82 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0699453	NT8L73GE	1536.61 nm III-V MZ module, st	[**]
LTB	BB MZ	A0762520	NT8L73GL	1537.40 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0699454	NT8L73HE	1538.19 nm III-V MZ module, st	[**]
LTB	BB MZ	A0762521	NT8L73HL	1538.98 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0699455	NT8L73JE	1539.77 nm III-V MZ module, st	[**]
LTB	BB MZ	A0762522	NT8L73JL	1540.56 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0699456	NT8L73KE	1541.35 nm III-V MZ module, st	[**]
LTB	BB MZ	A0762523	NT8L73KL	1542.14 nm adj pwr OC-48 MZ Tx	[**]

Exhibit B: Product Lists & Prices.

Family	Sub-Family	CPC	Bookham P/N	ITEM DESC	2Q06 Prices	2H06 Prices

LTB	BB MZ	A0699457	NT8L73LE	1542.94 nm III-V MZ module, st	[**]
LTB	BB MZ	A0762524	NT8L73LL	1543.73 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0838475	NT8L73LS	1544.13 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0699458	NT8L73ME	1544.53 nm III-V MZ module, st	[**]
LTB	BB MZ	A0762525	NT8L73ML	1545.32 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0699459	NT8L73NE	1546.12 nm III-V MZ module, st	[**]
LTB	BB MZ	A0673478	NT8L73NG	OC-48 STABILIZED III-V MZ LASE	[**]
LTB	BB MZ	A0762526	NT8L73NL	1546.92 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0699460	NT8L73PE	1547.72 nm III-V MZ module, st	[**]
LTB	BB MZ	A0762527	NT8L73PL	1548.52 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0699461	NT8L73QE	1549.32 nm III-V MZ module, st	[**]
LTB	BB MZ	A0762528	NT8L73QL	1550.12 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0699462	NT8L73RE	1550.92 nm III-V MZ module, st	[**]
LTB	BB MZ	A0762529	NT8L73RL	1551.72 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0838476	NT8L73RR	1551.32 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0699463	NT8L73SE	1552.52 nm III-V MZ module, st	[**]
LTB	BB MZ	A0762530	NT8L73SL	1553.33 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0699464	NT8L73TE	1554.13 nm III-V MZ module, st	[**]
LTB	BB MZ	A0762531	NT8L73TL	1554.94 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0699465	NT8L73UE	1555.75 nm III-V MZ module, st	[**]
LTB	BB MZ	A0762532	NT8L73UL	1556.56 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0838477	NT8L73US	1556.96 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0699466	NT8L73VE	1557.36 nm III-V MZ module, st	[**]
LTB	BB MZ	A0762533	NT8L73VL	1558.17 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0699467	NT8L73WE	1558.98 nm III-V MZ module, st	[**]
LTB	BB MZ	A0762534	NT8L73WL	1559.79 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0838478	NT8L73WS	1560.20 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0699468	NT8L73XE	1560.61 nm III-V MZ module, st	[**]
LTB	BB MZ	A0762535	NT8L73XL	1561.42 nm adj pwr OC-48 MZ Tx	[**]
LTB	BB MZ	A0699469	NT8L73YE	1562.23 nm III-V MZ module, st	[**]
LTB	BB MZ	A0859880	NT8L74BE	OC48 III-V MZ 1528.773, 3 Caps	[**]
LTB	BB MZ	A0859882	NT8L74BL	OC48 III-V MZ 1529.553, 3 Caps	[**]
LTB	BB MZ	A0859884	NT8L74CE	OC48 III-V MZ 1530.334, 3 Caps	[**]
LTB	BB MZ	A0859886	NT8L74CL	OC48 III-V MZ 1531.116, 3 Caps	[**]
LTB	BB MZ	A0859885	NT8L74CR	OC48 III-V MZ 1530.725, 3 Caps	[**]
LTB	BB MZ	A0859887	NT8L74CS	OC48 III-V MZ 1531.507, 3 Caps	[**]
LTB	BB MZ	A0859889	NT8L74DE	OC48 III-V MZ 1531.898, 3 Caps	[**]
LTB	BB MZ	A0859893	NT8L74DL	OC48 III-V MZ 1532.681, 3 Caps	[**]
LTB	BB MZ	A0859891	NT8L74DR	OC48 III-V MZ 1532.290, 3 Caps	[**]
LTB	BB MZ	A0859895	NT8L74DS	OC48 III-V MZ 1533.073, 3 Caps	[**]
LTB	BB MZ	A0859896	NT8L74EE	OC48 III-V MZ 1533.465, 3 Caps	[**]
LTB	BB MZ	A0859900	NT8L74EL	OC48 III-V MZ 1534.250, 3 Caps	[**]
LTB	BB MZ	A0859897	NT8L74ER	OC48 III-V MZ 1533.858, 3 Caps	[**]
LTB	BB MZ	A0859902	NT8L74ES	OC48 III-V MZ 1534.643, 3 Caps	[**]
LTB	BB MZ	A0859903	NT8L74FE	OC48 III-V MZ 1535.036, 3 Caps	[**]

Exhibit B: Product Lists & Prices.

Family	Sub-Family	CPC	Bookham P/N	ITEM DESC	2Q06 Prices	2H06 Prices

LTB	BB MZ	A0859907	NT8L74FL	OC48 III-V MZ 1535.822, 3 Caps	[**]
LTB	BB MZ	A0859905	NT8L74FR	OC48 III-V MZ 1535.429, 3 Caps	[**]
LTB	BB MZ	A0859908	NT8L74FS	OC48 III-V MZ 1536.216, 3 Caps	[**]
LTB	BB MZ	A0859910	NT8L74GE	OC48 III-V MZ 1536.609, 3 Caps	[**]
LTB	BB MZ	A0859912	NT8L74GL	OC48 III-V MZ 1537.397, 3 Caps	[**]
LTB	BB MZ	A0859911	NT8L74GR	OC48 III-V MZ 1537.003, 3 Caps	[**]
LTB	BB MZ	A0859913	NT8L74GS	OC48 III-V MZ 1537.792, 3 Caps	[**]
LTB	BB MZ	A0859914	NT8L74HE	OC48 III-V MZ 1538.186, 3 Caps	[**]
LTB	BB MZ	A0859916	NT8L74HL	OC48 III-V MZ 1538.976, 3 Caps	[**]
LTB	BB MZ	A0859915	NT8L74HR	OC48 III-V MZ 1538.581, 3 Caps	[**]
LTB	BB MZ	A0859917	NT8L74HS	OC48 III-V MZ 1539.371, 3 Caps	[**]
LTB	BB MZ	A0859918	NT8L74JE	OC48 III-V MZ 1539.766, 3 Caps	[**]
LTB	BB MZ	A0859920	NT8L74JL	OC48 III-V MZ 1540.557, 3 Caps	[**]
LTB	BB MZ	A0859919	NT8L74JR	OC48 III-V MZ 1540.162, 3 Caps	[**]
LTB	BB MZ	A0859921	NT8L74JS	OC48 III-V MZ 1540.953, 3 Caps	[**]
LTB	BB MZ	A0859922	NT8L74KE	OC48 III-V MZ 1541.349, 3 Caps	[**]
LTB	BB MZ	A0859924	NT8L74KL	OC48 III-V MZ 1542.142, 3 Caps	[**]
LTB	BB MZ	A0859923	NT8L74KR	OC48 III-V MZ 1541.746, 3 Caps	[**]
LTB	BB MZ	A0859925	NT8L74KS	OC48 III-V MZ 1542.539, 3 Caps	[**]
LTB	BB MZ	A0859926	NT8L74LE	OC48 III-V MZ 1542.936, 3 Caps	[**]
LTB	BB MZ	A0859928	NT8L74LL	OC48 III-V MZ 1543.730, 3 Caps	[**]
LTB	BB MZ	A0859927	NT8L74LR	OC48 III-V MZ 1543.333, 3 Caps	[**]
LTB	BB MZ	A0859929	NT8L74LS	OC48 III-V MZ 1544.128, 3 Caps	[**]
LTB	BB MZ	A0859930	NT8L74ME	OC48 III-V MZ 1544.526, 3 Caps	[**]
LTB	BB MZ	A0859932	NT8L74ML	OC48 III-V MZ 1545.322, 3 Caps	[**]
LTB	BB MZ	A0859931	NT8L74MR	OC48 III-V MZ 1544.924, 3 Caps	[**]
LTB	BB MZ	A0859933	NT8L74MS	OC48 III-V MZ 1545.720, 3 Caps	[**]
LTB	BB MZ	A0859934	NT8L74NE	OC48 III-V MZ 1546.119, 3 Caps	[**]
LTB	BB MZ	A0859937	NT8L74NL	OC48 III-V MZ 1546.917, 3 Caps	[**]
LTB	BB MZ	A0859936	NT8L74NR	OC48 III-V MZ 1546.518, 3 Caps	[**]
LTB	BB MZ	A0859938	NT8L74NS	OC48 III-V MZ 1547.316, 3 Caps	[**]
LTB	BB MZ	A0859940	NT8L74PE	OC48 III-V MZ 1547.715, 3 Caps	[**]
LTB	BB MZ	A0859943	NT8L74PL	OC48 III-V MZ 1548.515, 3 Caps	[**]
LTB	BB MZ	A0859942	NT8L74PR	OC48 III-V MZ 1548.115, 3 Caps	[**]
LTB	BB MZ	A0859944	NT8L74PS	OC48 III-V MZ 1548.915, 3 Caps	[**]
LTB	BB MZ	A0859945	NT8L74QE	OC48 III-V MZ 1549.315, 3 Caps	[**]
LTB	BB MZ	A0859947	NT8L74QL	OC48 III-V MZ 1550.116, 3 Caps	[**]
LTB	BB MZ	A0859946	NT8L74QR	OC48 III-V MZ 1549.715, 3 Caps	[**]
LTB	BB MZ	A0859948	NT8L74QS	OC48 III-V MZ 1550.517, 3 Caps	[**]
LTB	BB MZ	A0859949	NT8L74RE	OC48 III-V MZ 1550.918, 3 Caps	[**]
LTB	BB MZ	A0859951	NT8L74RL	OC48 III-V MZ 1551.721, 3 Caps	[**]
LTB	BB MZ	A0859950	NT8L74RR	OC48 III-V MZ 1551.319, 3 Caps	[**]
LTB	BB MZ	A0859952	NT8L74RS	OC48 III-V MZ 1552.122, 3 Caps	[**]
LTB	BB MZ	A0859954	NT8L74SE	OC48 III-V MZ 1552.524, 3 Caps	[**]
LTB	BB MZ	A0859956	NT8L74SL	OC48 III-V MZ 1553.329, 3 Caps	[**]

Exhibit B: Product Lists & Prices.

Family	Sub-Family	CPC	Bookham P/N	ITEM DESC	2Q06 Prices	2H06 Prices

LTB	BB MZ	A0859955	NT8L74SR	OC48 III-V MZ 1552.926, 3 Caps	[**]
LTB	BB MZ	A0859957	NT8L74SS	OC48 III-V MZ 1553.731, 3 Caps	[**]
LTB	BB MZ	A0859958	NT8L74TE	OC48 III-V MZ 1554.134, 3 Caps	[**]
LTB	BB MZ	A0859960	NT8L74TL	OC48 III-V MZ 1554.940, 3 Caps	[**]
LTB	BB MZ	A0859959	NT8L74TR	OC48 III-V MZ 1554.537, 3 Caps	[**]
LTB	BB MZ	A0859961	NT8L74TS	OC48 III-V MZ 1555.343, 3 Caps	[**]
LTB	BB MZ	A0859963	NT8L74UE	OC48 III-V MZ 1555.747, 3 Caps	[**]
LTB	BB MZ	A0859965	NT8L74UL	OC48 III-V MZ 1556.555, 3 Caps	[**]
LTB	BB MZ	A0859964	NT8L74UR	OC48 III-V MZ 1556.151, 3 Caps	[**]
LTB	BB MZ	A0859966	NT8L74US	OC48 III-V MZ 1556.959, 3 Caps	[**]
LTB	BB MZ	A0859967	NT8L74VE	OC48 III-V MZ 1557.363, 3 Caps	[**]
LTB	BB MZ	A0859969	NT8L74VL	OC48 III-V MZ 1558.173, 3 Caps	[**]
LTB	BB MZ	A0859968	NT8L74VR	OC48 III-V MZ 1557.768, 3 Caps	[**]
LTB	BB MZ	A0859970	NT8L74VS	OC48 III-V MZ 1558.578, 3 Caps	[**]
LTB	BB MZ	A0859972	NT8L74WE	OC48 III-V MZ 1558.983, 3 Caps	[**]
LTB	BB MZ	A0859974	NT8L74WL	OC48 III-V MZ 1559.794, 3 Caps	[**]
LTB	BB MZ	A0859973	NT8L74WR	OC48 III-V MZ 1559.389, 3 Caps	[**]
LTB	BB MZ	A0859976	NT8L74WS	OC48 III-V MZ 1560.200, 3 Caps	[**]
LTB	BB MZ	A0859977	NT8L74XE	OC48 III-V MZ 1560.606, 3 Caps	[**]
LTB	BB MZ	A0859979	NT8L74XL	OC48 III-V MZ 1561.419, 3 Caps	[**]
LTB	BB MZ	A0859978	NT8L74XR	OC48 III-V MZ 1561.013, 3 Caps	[**]
LTB	BB MZ	A0859980	NT8L74XS	OC48 III-V MZ 1561.826, 3 Caps	[**]
LTB	BB MZ	A0859982	NT8L74YE	OC48 III-V MZ 1562.233, 3 Caps	[**]
LTB	BB MZ	A0859983	NT8L74YR	OC48 III-V MZ 1562.640, 3 Caps	[**]